SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 14, 2005
                        (Date of earliest event reported)

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

            0-22735                                      11-2617048
    (Commission File No.)                   (I.R.S. Employer Identification No.)

                  511 Ocean Avenue, Massapequa, New York 11758
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 795-5100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On April 14, 2005, Robocom Systems International Inc. (the "Company") issued a press release announcing its financial results for the quarter and nine months ended February 28, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

      In connection with the foregoing, the Company hereby furnishes the following exhibits pursuant to Item 2.02 of Form 8-K:

            Exhibit Number        Exhibit Title
            --------------        -------------

            99.1 Quarter and nine months ended February 28, 2005 earnings press release of Robocom Systems International Inc. dated April 14, 2005.

      The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 2.02, "Results of Operations and Financial Condition." As such, the information (including the exhibits) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ROBOCOM SYSTEMS INTERNATIONAL INC.


Date: April 14, 2005                        By: /s/ Irwin Balaban
                                                --------------------------------
                                                Irwin Balaban
                                                Chief Executive Officer

                                  EXHIBIT INDEX

  Exhibit Number        Exhibit Title
  --------------        -------------

      99.1 Quarter and nine months ended February 28, 2005 earnings press release of Robocom Systems International Inc. dated April 14, 2005.